UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 5, 2014

CATALENT, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36587	20-8737688
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

14 Schoolhouse Road Somerset, New Jersey	08873
(Address of registrant’s principal executive office)	(Zip code)

(732) 537-6200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 203.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 Entry into a Material Definitive Agreement.

In connection with the completion of the initial public offering (the “Offering”) of the common stock, par value $0.01 per share (the “Common Stock”) of Catalent, Inc. (“Catalent”), described in Catalent’s prospectus (the “Prospectus”), dated July 30, 2014, filed with the Securities and Exchange Commission pursuant to Rule 424(b) of the Securities Act of 1933, as amended, which is deemed to be part of Catalent’s Registration Statement on Form S-1 (File No. 333-193542), as amended (the “Registration Statement”), on August 5, 2014, Catalent entered into a Stockholders Agreement, dated as of August 5, 2014, between Catalent and Blackstone Healthcare Partners L.L.C. (the “Stockholders Agreement”), and a Registration Rights Agreement, dated as of August 5, 2014, by and among Catalent and the stockholders named therein (the “Registration Rights Agreement”).

Affiliates of Blackstone Healthcare Partners L.L.C. have various relationships with Catalent. For further information concerning the other material relationships between Catalent and Blackstone Healthcare Partners L.L.C. and its affiliates, see the section entitled “Certain Relationships and Related Party Transactions” in the Prospectus.

The Stockholders Agreement and the Registration Rights Agreement are filed herewith as Exhibits 10.1 and 10.2, respectively, and are incorporated herein by reference. The terms of these agreements are substantially the same as the terms set forth in the forms of such agreements filed as exhibits to the Registration Statement and as described therein.

In addition, certain members of Catalent’s management may in the future become parties to the Registration Rights Agreement.

ITEM 1.02 Termination of a Material Definitive Agreement.

Termination of the Transaction and Advisory Fee Agreement

Catalent was a party to a Transaction and Advisory Fee Agreement, dated as of April 10, 2007, among Catalent, Blackstone Management Partners V L.L.C. (“BMP”), Genstar Capital LLC and Aisling Capital, LLC (the “Advisory Agreement”).

On August 5, 2014, and in connection with the Offering, the Advisory Agreement was terminated. In connection with such termination, Catalent paid a termination fee equal to approximately $29.8 million to the other parties to the Advisory Agreement, including approximately $26.2 million to BMP, using a portion of the net proceeds of the Offering.

Affiliates of BMP are controlling stockholders of Catalent and an affiliate of BMP acted as underwriter in connection with the Offering.

ITEM 3.03 Material Modification to Rights of Security Holders.

The information set forth under Item 5.03 below is incorporated by reference in this Item 3.03.

ITEM 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Directors; Committee Composition

Effective July 30, 2014, Melvin D. Booth, Jack Stahl and Rolf Classon were appointed to the Board of Directors of Catalent, thereby joining John R. Chiminski, Chinh E. Chu, Bruce McEvoy and James Quella. In addition, Mr. Chu was named chairman of the Board of Directors. Furthermore, effective July 30, 2014, Messrs. Stahl, Classon and Booth serve as members of the audit committee of the Board of Directors, Messrs. Quella, Booth and McEvoy serve as members of the compensation committee of the Board of Directors and Messrs. Quella, McEvoy and Booth serve as members of the nominating and corporate governance committee of the Board of Directors. Biographical information regarding these directors and a description of the material terms of their compensation have previously been reported by Catalent in the Prospectus. The compensation paid to these directors includes grants of restricted stock units to each of Messrs. Booth, Stahl and Classon on July 30, 2014 with a market value of $140,000 based on the initial public offering price in the Offering.

Catalent, Inc. 2014 Omnibus Incentive Plan

Effective July 30, 2014, Catalent’s Board of Directors and its stockholders adopted the Catalent, Inc. 2014 Omnibus Incentive Plan (the “Omnibus Incentive Plan”). The Omnibus Incentive Plan provides for the granting of stock options, stock appreciation rights, restricted stock, restricted stock units, other stock-based awards and performance compensation awards to directors, officers, employees, consultants and advisors (and prospective directors, officers, employees, consultants and advisors). For further information regarding the Omnibus Incentive Plan, see “Management—2014 Omnibus Incentive Plan” in the Prospectus. The Omnibus Incentive Plan is filed herewith as Exhibit 10.3. Furthermore, attached hereto as Exhibit 10.4, Exhibit 10.5, Exhibit 10.6, Exhibit 10.7 and Exhibit 10.8 are forms of the stock option agreement for U.S. employees, restricted stock unit agreement for U.S. employees, restricted stock unit agreement for non-employee directors, stock option agreement for non-U.S. employees and restricted stock unit agreement for non-U.S. employees, respectively, pursuant to which grants may be made under the Omnibus Incentive Plan.

ITEM 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective August 5, 2014, Catalent’s Amended and Restated Certificate of Incorporation (the “Charter”) became effective and Catalent’s bylaws were also amended and restated (the “Bylaws”), each as contemplated by the Prospectus. The Charter and the Bylaws are filed herewith as Exhibits 3.1 and 3.2, respectively, and are incorporated herein by reference. The terms of Charter and Bylaws are substantially the same as the terms set forth in the forms previously filed as Exhibits 3.1 and 3.2, respectively, to the Registration Statement.

ITEM 8.01 Other Events.

On August 5, 2014, Catalent completed its Offering of 42,500,000 shares of common stock for cash consideration of $20.50 per share ($19.475 per share net of underwriting discounts) to a syndicate of underwriters led by joint-book running managers Morgan Stanley, J.P. Morgan, BofA Merrill Lynch, Goldman, Sachs & Co., Jefferies and Deutsche Bank Securities. Blackstone Capital Markets, Piper Jaffray, Raymond James, Wells Fargo Securities, William Blair and Evercore acted as co-managers for the Offering.

Catalent estimates that the net proceeds to it from its sale of shares of common stock in the Offering, after deducting underwriting discounts and estimated offering expenses, were approximately $822.7 million. Catalent used a portion of the net proceeds from the Offering to pay the termination fee in connection with the termination of the Advisory Fee as described in Item 1.02. The remaining net proceeds will be used to repay a portion of Catalent’s indebtedness as described in the Prospectus.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	Amended and Restated Certificate of Incorporation of Catalent, Inc., effective as of August 5, 2014

3.2	Amended and Restated By-Laws of Catalent, Inc.

10.1	Stockholders Agreement, dated as of August 5, 2014, between Catalent, Inc. and Blackstone Healthcare Partners L.L.C.

10.2	Registration Rights Agreement, dated as of August 5, 2014, by and among Catalent, Inc. and certain of its stockholders

10.3	Catalent, Inc. 2014 Omnibus Incentive Plan

10.4	Form of Stock Option Agreement for U.S. Employees

10.5	Form of Restricted Stock Unit Agreement for U.S. Employees

10.6	Form of Restricted Stock Unit Agreement for Non-Employee Directors

10.7	Form of Stock Option Agreement for Non-U.S. Employees

10.8	Form of Restricted Stock Unit Agreement for Non-U.S. Employees

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Catalent, Inc. (Registrant)

Dated: August 5, 2014	By:	/s/ Matthew M. Walsh
	Name:	Matthew M. Walsh
	Title:	Executive Vice President & Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

3.1	Amended and Restated Certificate of Incorporation of Catalent, Inc., effective as of August 5, 2014

3.2	Amended and Restated By-Laws of Catalent, Inc.

10.1	Stockholders Agreement, dated as of August 5, 2014, between Catalent, Inc. and Blackstone Healthcare Partners L.L.C.

10.2	Registration Rights Agreement, dated as of August 5, 2014, by and among Catalent, Inc. and certain of its stockholders

10.3	Catalent, Inc. 2014 Omnibus Incentive Plan

10.4	Form of Stock Option Agreement for U.S. Employees

10.5	Form of Restricted Stock Unit Agreement for U.S. Employees

10.6	Form of Restricted Stock Unit Agreement for Non-Employee Directors

10.7	Form of Stock Option Agreement for Non-U.S. Employees

10.8	Form of Restricted Stock Unit Agreement for Non-U.S. Employees